UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ⌧

Filed by a Party other than the Registrant  ◻

Check the appropriate box:

◻	Preliminary Proxy Statement
◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
⌧	Definitive Additional Materials
◻	Soliciting Material under §240.14a-12

RLI CORP.

_______________________________________________________________________________________

(Name of Registrant as Specified in Its Charter)

_______________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

⌧	No fee required.
◻	Fee paid previously with preliminary materials.
◻	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! RLI CORP. 9025 NORTH LINDBERGH DRIVE PEORIA, IL 61615 RLI CORP. You invested in RLI CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 4, 2023. Vote Virtually at the Meeting* May 4, 2023 9:00 AM CDT Virtually at: www.virtualshareholdermeeting.com/rli2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V02481-P89765 Get informed before you vote View the Notice and Proxy Statement and 10K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 20, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2023 Annual Meeting Vote by May 3, 2023 11:59 PM ET. For shares held in a Plan, vote by May 1, 2023 11:59 PM ET.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends V02482-P89765 1. Election of Directors Nominees: 1c. David B. Duclos 1a. Kaj Ahlmann 1d. Susan S. Fleming 1b. Michael E. Angelina 1e. Jordan W. Graham 1f. Craig W. Kliethermes 1g. Paul B. Medini 1h. Jonathan E. Michael 1i. Robert P. Restrepo 1j. Debbie S. Roberts 1k. Michael J. Stone 2. Non-Binding, Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers (the “Say-on-Pay” vote). 4. Approval of the 2023 RLI Corp. Long-Term Incentive Plan. 5. Ratification of the Selection of Independent Registered Public Accounting Firm. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For For For For For For For For For For For For For 3. Approval of an Amendment to the Company’s Certificate of Incorporation to Include the Exculpation of Officers.